INVESTOR PRESENTATION 50+ years of providing insight and innovation January 2021 Together we make trans٦ormation happen

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

This presentation contains orward-looking statements within the meaning o Section 27A o the Securities Act o 1933, as amended, and Section 21E o the Securities Exchange Act o 1934, as amended (the "Exchange Act"). The Private Securities Litigation Re orm Act o 1995 provides a "sa e harbor" or orward looking statements. Forward–looking statements are not statements o historical acts, but rather re lect our current expectations concerning uture events and results. We use words such as "expects," "intends," "believes," "may," "will," "should," "could," "anticipates," "estimates," "plans" and similar expressions to indicate orward-looking statements, but their absence does not mean a statement is not orward-looking. Because these orward-looking statements are based upon management's expectations and assumptions and are subject to risks and uncertainties, there are important actors that could cause actual results to di er materially rom those expressed or implied by these orward-looking statements, including, but not limited to, those actors set orth under Item 1A – Risk Factors o our most recent Form 10-K and those other risks and uncertainties detailed in our periodic reports and registration statements iled with the Securities and Exchange Commission ("SEC"). We caution that these risk actors may not be exhaustive. We operate in a continually changing business environment, and new risk actors emerge rom time to time. We cannot predict these new risk actors, nor can we assess the e ect, i any, o the new risk actors on our business or the extent to which any actor or combination o actors may cause actual results to di er rom those expressed or implied by these orward-looking statements.

I any one or more o these expectations and assumptions proves incorrect, actual results will likely di er materially rom those contemplated by the orward-looking statements. Even i all o the oregoing assumptions and expectations prove correct, actual results may still di er materially rom those expressed in the orward-looking statements as a result o actors we may not anticipate or that may be beyond our control. While we cannot assess the uture impact that any o these di erences could have on our business, inancial condition, results o operations and cash lows or the market price o shares o our common stock, the di erences could be signi icant. We do not undertake to update any orward-looking statements made by us, whether as a result o new in ormation, uture events or otherwise. You are cautioned not to unduly rely on such orward-looking statements when evaluating the in ormation presented in this presentation.

Non-GAAP Financial Measures: This presentation includes non-GAAP inancial in ormation. This non-GAAP in ormation is in addition to, not a substitute or or superior to, measures o inancial per ormance or liquidity determined in accordance with US GAAP. The Securities and Exchange Commission's Regulation G applies to any public disclosure or release o material in ormation that includes a non-GAAP inancial measure and requires: (i) the presentation o the most directly comparable inancial measure calculated and presented in accordance with US GAAP and (ii) a reconciliation o the di erences between the non-GAAP inancial measure presented and the most directly comparable inancial measure calculated and presented in accordance with US GAAP. The required presentations and reconciliations are contained in this presentation and can also be ound at our website at www.gpstrategies.com.

YOUR WORKFORCE TRANSFORMATION PARTNER INCREASE EFFICIENCY OPTIMIZE PERFORMANCE MAXIMIZE POTENTIAL Together we make trans٦ormation happen H E L P I N G

INVESTMENT DATA

EXCHANGE: NYSE (GPX)

BUSINESS: Work orce Trans ormation Solutions

WEB ADDRESS: www.gpstrategies.com

HEADQUARTERS: Columbia, Maryland USA

INVESTOR RELATIONS: Candice Hester, VP
443-274-5893

OPERATING HIGHLIGHTS:

- Proactive approach by the Management team in dealing with the impact o the pandemic
- Management re ocused e ort on growing core industries a ter success ully completing selective divestitures and reorganization o operations
- Low leverage, strong balance sheet
- Large recurring revenue stream
- Historic strong conversion o Adjusted EBITDA to cash low

MARKET DATA:

- Common Shares Outstanding – Fully Diluted at September 30, 2020: **17.5 million**
- Market Capitalization @ $12.00 per share: **$210 million**
- Adjusted EBITDA Trailing Twelve Months or September 30, 2020: **$30.5 million**
- Reduced Long-term Debt to **$12.7 million** at December 31, 2020 compared to $119.7 million at June 30, 2019
- YTD 9-month revenue or September 30, 2020: **$350.0 million**

We bring big ideas WHY GP STRATEGIES? FOCUSED ON: • Margin Expansion • Port٦olio Management • Selective Strategic Acquisitions 04 STRONG BAL ANCE SHEE T02 STRONG CASH FLOW GENERATION03 GROWT H CYCL ICAL COMPANY01

GPX HIGHLIGHTS

Blue Chip Customer Base
- 148 o Fortune 500 companies
- 124 o Global 500 companies

Large Addressable Market
- Operate in more than 80 countries
- COVID-19 creating an environment that requires virtual employee training
- Historical strong per ormance a ter economic cycles

Global Capability
- Operate in more than 80 countries

Deep Industry Expertise
- Four strategic ocus industries
- Decades o experience in each

Strong Client Retention
- 60% average revenue rom multi-year contracts
- Additional 30% o revenue rom existing customers

Largest Competitor Internal Training Departments a) During economic down cycles internal training sta٦٦ are ٦requently reduced b) During economic recoveries, organizations have typically been slow to add internal training department costs GP historically emerges from economic cycles in a stronger position than others in our industry a) Multi-year contracts enable the company to maintain clients during business cycles b) Scalable business model c) Financial strength to manage the stress o٦ economic cycles better than smaller training companies STRONG COMPETITIVE POSITION Internal Spend $226.8 (61%) External Spend $99.4 (27%) Tuition $44.1 (12%) $370.3 BILLION (2019) GLOBAL TRAINING SPEND 01 02

GLOBAL OPERATIONS
DATA AS OF 9/30/2020
EMEA
APPROX. 22%
Cyprus*, Denmark, Egypt, Finland, France, Germany, Hungary*, Ireland*, Netherlands, Poland, Portugal*, Romania, Spain, Sweden, Switzerland, South A rica, Turkey, United Arab Emirates, United Kingdom
NORTH AMERICA
APPROX. 68%
Canada, United States
DEVELOPING MARKETS
APPROX. 10%
Argentina, Australia, Brazil, Chile, Colombia, Greater China, India, Japan, South Korea, Malaysia, Mexico, Peru, Philippines, Singapore, Taiwan, Thailand
* Satellite Locations
Building strong trusted partnerships, one client at a time

INDUSTRIES WE SERVE


AUTOMOTIVE
23%
FINANCIAL SERVICES
19%
AEROSPACE & DEFENSE
13%
TECHNOLOGY
8%
ENERGY
8%
LIFE SCIENCES
5%
OTHER
24%
Deep expertise in key industries

Keep your people inspired, connected and moving orward

Our purpose is to enable people and businesses to per orm at their highest potential

BUSINESS CONSULTING & ORGANIZATIONAL DEVELOPMENT

Align your vision and strategy or sustained superior results

LEADERSHIP SOLUTIONS

Create your leadership edge

LEARNING STRATEGIES & SOLUTIONS

Develop a capable and con ident work orce

MANAGED LEARNING SERVICES

Optimize learning and development solutions at scale

SALES SOLUTIONS

Maximize sales per ormance

TECHNOLOGY IMPLEMENTATION & ADOPTION

Ful ill the per ormance potential that technology enables

TECHNICAL SOLUTIONS

Focus on the critical skills, equipment, and procedures to drive business results

AWARDS & RECOGNITION Asia-Pacific Stevie Awards GOLD (2019) AVANGRID Supplier of the Year for Health & Safety (2019) Brandon Hall HCM Excellence 3 GOLD | 3 SILVER | 6 BRONZE (2018) 3 GOLD | 4 SILVER | 3 BRONZE (2019) 4 GOLD | 4 SILVER | 4 BRONZE (2020) Chief Learning Officer Learning in Practice 2 GOLD | 1 SILVER | 1 BRONZE (2018) 1 GOLD | 1 SILVER (2019) eLearning Industry Content Development Award (2018) GM Supplier of the Year (2017, 2018 & 2019) Human Resource Online Vendor of the Year Award BRONZE (2019) SAP Quality Award 1 SILVER | 1 BRONZE (2018) SAP EMEA North Award for Partner Excellence Service Excellence Category (2020) Training Industry, Inc. 9 CATEGORIES (2018) 8 CATEGORIES (2019) 5 CATEGORIES (2020) Our journey to excellence

AND FINANCIAL STRATEGY

PORTFOLIO MANAGEMENT Expand FootprintExpand Service RollupConsolidation  RWD (2011)  Option Six (2009)  Martonhouse (2010)  UK Skills Funding Academy o٦ Training (2010)  Ultra Training (2011)  Beneast (2011)  In٦ormation Horizons (2012)  Prospero (2013)  Jencal (2016)  YouTrain (2017)  Hula (2018) DIVESTITURE SALE PRICE DATE COMPLETED TTM REVENUE TUITION REIMBURSEMENT (sold to Bright Horizons) $20.0M 10/1/2019 $6.5M ALTERNATIVE FUELS (sold to Cryogenic Industries) $6.0M 1/1/2020 $11.0M IC Axon (sold to Private Equity) $28.0M 10/1/2020 $12.5M

CAPITAL ALLOCATION STRATEGY

ACQUISITION STRATEGY

The Company will ocus on strategic acquisitions in complementary competencies in core industries with the ollowing criteria:

1. Selective discipline on acquisitions to complement current core industries and competencies and retain ocus o the Management team
2. Acquisitions accretive within a 12-month period a ter integration expense
3. Acquisition program will have a speci ic limit on total debt leverage

POTENTIAL RETURN OF CAPITAL

The Company historically has been active in a share repurchase program as a means o increasing Shareholder value and returning capital. The Company believes that under the right circumstances, this and potential dividends can be an additional method o redeploying excess capital in the uture.

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REVOLVING CREDIT AGREEMENT STRONG BALANCE SHEET THE COMPANY HAS HISTORICALLY GENERATED STRONG NET CASH FLOW FROM OPERATING ACTIVITIES. $13.4M 2019 $11.2M 2018 $26.3M 2017 $119.7M Borrowings under revolver as o٦ 6/30/19 $12.7M Borrowings under revolver as o٦ 12/31/2020 $45.4M 2020 (as o٦ 9/30/2020) $82.9M Borrowings under revolver as o٦ 12/31/19

45.0 49.3 37.9 40.9 30.5 490.6 509.2 515.2 583.3 505.4 Adjusted EBITDA Revenue 7.4%9.7% LOOKING FORWARD 2016 2017 ($ in millions) 2018 2019 7.0% 9.0% TTM 9/30/2020 6.0% Adjusted EPS $1.26 $1.43 $0.90 $0.84 $0.56 OUR FOCUS IS ON MARGIN EXPANSION, INTEREST EXPENSE REDUCTION, and EPS IMPROVEMENT

L E T ’ S W O R K T O G E T H E R

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NON-GAAP RECONCILIATION – ADJUSTED EBITDA(1)

	TTM September 30, 2020	Nine Months Ended September 30, 2020	Three Months Ended December 31, 2019	Year Ending December 31, 2019	Year Ending December 31,2018	Year Ending December 31, 2017	Year Ending December 31, 2016
Net income (loss)	$ 8,116	$ (1,379)	$ 9,495	$ 15,189	$ 9,836	$ 12,891	$ 20,247
Interest expense	3,231	2,025	1,206	6,058	2,945	3,132	1,568
Income tax expense (bene it)	3,531	(1,241)	4,772	7,180	4,927	6,798	9,787
Depreciation and amortization	8,694	6,204	2,490	9,482	7,921	6,974	6,462
EBITDA	**23,572**	**5,609**	**17,963**	**37,909**	**25,629**	**29,795**	**38,064**
Non-cash stock compensation expense	6,066	4,410	1,656	5,595	4,310	6,314	6,015
Stock compensation related to severance	1,721	1,721	-	-	-	-	-
Restructuring charges	1,089	855	234	1,639	2,930	3,317	-
Severance expense	7,708	7,502	206	2,232	515	-	-
Change in paid time o policy	(1,894)	(1,894)	-	-	-	-	-
(Gain) loss on change in air value o contingent consideration, net	-	-	-	(677)	(4,438)	(1,620)	136
ERP implementation costs	585	-	585	2,188	4,037	4,916	-
Foreign currency transaction (gains) losses	388	722	(334)	718	2,298	334	169
Legal acquisition and transaction costs	2,027	1,406	621	1,291	1,680	459	664
Impairment o operating lease right-o -use assets	255	255	-	-	-	-	-
(Gain) loss on sale o business	(13,190)	(1,064)	(12,126)	(12,126)	956	1,368	-
Loss on settlement with oreign oil & gas client	2,154	-	2,154	2,154	-	4,383	-
Adjusted EBITDA	**$ 30,481**	**$ 19,522**	**$ 10,959**	**$ 40,923**	**$ 37,917**	**$ 49,266**	**$ 45,048**

Adjusted earnings be ore interest, income taxes, depreciation and amortization (Adjusted EBITDA) is a widely used non-GAAP inancial measure o operating per ormance. It is presented as supplemental in ormation that the Company believes is use ul to investors to evaluate its results because it excludes certain items that are not directly related to the Company's core operating per ormance. Adjusted EBITDA is calculated by adding back to net income, interest expense, income tax expense (bene it), depreciation and amortization, non-cash stock compensation expense, and other unusual or in requently occurring items. For the periods presented, these other items are stock compensation related to severance, restructuring charges, severance expense, change in paid time o policy, gain on change in air value o contingent consideration, net, ERP implementation costs, oreign currency transaction (gains) losses, legal acquisition and transaction costs, impairment o operating lease right-o -use asset, and gain on sale o business. Adjusted EBITDA should not be considered as a substitute either or net income, as an indicator o the Company's operating per ormance, or or cash low, as a measure o the Company's liquidity. In addition, because Adjusted EBITDA may not be calculated identically by all companies, the presentation here may not be comparable to other similarly titled measures o other companies.

NON-GAAP RECONCILIATION – ADJUSTED EPS[1]

	TTM September 30, 2020	Nine Months Ended September 30, 2020	Three Months Ended December 31, 2019	Year Ending December 31, 2019	Year Ending December 31,2018	Year Ending December 31, 2017	Year Ending December 31, 2016
Diluted EPS	$ 0.48	$ (0.08)	$ 0.56	$ 0.90	$ 0.59	$ 0.76	$ 1.21
Stock compensation severance expense	0.07	0.07	-	-	-	-	-
Restructuring charges	0.05	0.04	0.01	0.07	0.13	0.12	-
Severance expense	0.33	0.32	0.01	0.09	0.02	-	-
Change in paid time o policy	(0.08)	(0.08)	-	-	-	-	-
Gain on change in air value o contingent consideration, net	-	-	-	(0.03)	(0.20)	(0.10)	0.01
US tax cuts and jobs act o 2017	-	-	-	-	0.02	0.19	-
ERP implementation costs	0.02	-	0.02	0.09	0.18	0.18	-
Foreign currency transaction (gains) losses	0.01	0.02	(0.01)	0.03	0.10	0.01	0.01
Legal acquisition and transaction costs	0.07	0.05	0.02	0.05	0.07	0.02	0.03
Impairment o operating lease right-o use asset	0.01	0.01	-	-	-	-	-
Settlement o contingent consideration in shares	0.03	0.02	0.01	0.03	-	-	-
(Gain) loss on divested business	(0.52)	(0.04)	(0.48)	(0.48)	0.04	0.05	-
Loss on settlement with oreign oil & gas client	0.09	-	0.09	0.09	-	0.16	-
(Reversal) contingent interest on unremitted VAT payments	-	-	-	-	(0.05)	0.04	-
Adjusted EPS	**$ 0.56**	**$ 0.33**	**$ 0.23**	**$ 0.84**	**$ 0.90**	**$ 1.43**	**$ 1.26**

Adjusted Earnings per Diluted Share ("Adjusted EPS"), is a widely used non-GAAP inancial measure o operating per ormance. It is presented as supplemental in ormation that the Company believes is use ul to investors to evaluate its results because it excludes certain items that are not directly related to the Company's core operating per ormance. Adjusted EPS is calculated by adding back to earnings per share gain or loss on the change in air value o contingent consideration and other unusual or in requently occurring items. For the periods presented, these other items are restructuring charges, severance expense, ERP implementation costs, oreign currency transaction losses, legal acquisition & transaction costs, settlement o contingent consideration in shares, impairment o operating lease right-o -use asset, gain on sale o business. Management uses Adjusted EPS to assess total Company operating per ormance on a consistent basis. We believe that this non-GAAP inancial measure, which excludes the gain or loss on the change in air value o acquisition-related contingent consideration and other special charges, when considered together with our US GAAP inancial results, provides management and investors with an additional understanding o our business operating results, including underlying trends.

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